LORD ABBETT RESEARCH FUND, INC.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large Cap Core Fund

Lord Abbett Small Cap Value Fund

Supplement dated July 22, 2008 to the

Statement of Additional Information dated April 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              Effective July 28, 2008, the following replaces the first paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

Portfolio Managers

As stated in the Prospectus, for the America’s Value Fund, Growth Opportunities Fund, and Large Cap Core Fund, Lord Abbett uses a dedicated team of portfolio managers to manage each Fund’s investments, supported by a research team that provides company, industry, sector and macroeconomic research and analysis.  For the Small Cap Value Fund, Lord Abbett uses a dedicated investment management team of portfolio managers and analysts to manage each Fund’s investments.

2.              Effective July 28, 2008, the following replaces the third paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for Growth Opportunities Fund is headed by Paul J. Volovich.  Assisting Mr. Volovich is David J. Linsen.  Messrs. Volovich and Linsen are jointly and primarily responsible for the day-to-day management of the Fund.

3.              Effective July 28, 2008, the following replaces the fourth paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The portfolio management team for Large Cap Core Fund is headed by Daniel H. Frascarelli.  Assisting Mr. Frascarelli is Randy Reynolds.  Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Fund.

4.              Effective July 28, 2008, the following replaces the sixth paragraph and the rows in the table for the Growth Opportunities Fund and the Large Cap Core Fund in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statement of Additional Information:

The following table indicates for each Fund as of November 30, 2007 (or another date, as indicated below): (1) the number of other accounts managed by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets(1))
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Growth Opportunities Fund	Paul J. Volovich(2)	7 / $1,347.8	0 / $0.0	0 / $0.0
	David J. Linsen(2)	0 / $0.0	0 / $0.0	0 / $0.0

Large Cap Core Fund	Daniel H. Frascarelli	8 / $345.4	0 / $0.0	0 / $0.0
	Randy Reynolds(2)	0 / $0.0	0 / $0.0	0 / $0.0

(1) Total assets are in millions.

(2) The amounts shown are as of May 30, 2008.

5.              Effective July 28, 2008, the following replaces the paragraph and the rows in the table for the Growth Opportunities Fund and the Large Cap Core Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statement of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2007 (or another date, as indicated below).  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Growth Opportunities Fund	Paul J. Volovich(1) David J. Linsen(1)		X			X

Large Cap Core Fund	Daniel H. Frascarelli Randy Reynolds(1)				X	X

(1) The amounts shown are as of July 3, 2008.